                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  MARCH 30, 1998


                            TEMPLATE SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)

                        Commission file number 0-21921

           VIRGINIA                                            52-1042793
(State or Other Jurisdiction                               (I.R.S. Employer
       of Incorporation)                                   Identification No.)

      45365 VINTAGE PARK PLAZA
         DULLES, VIRGINIA                                          20166
(Address of principal executive offices)                        (Zip code)

                                (703) 318-1000
             (Registrant's telephone number, including area code)

                            TEMPLATE SOFTWARE, INC.

                                     INDEX

Information to be Included in the Report                                    Page
----------------------------------------                                    ----

Item 5. Other Events.                                                         3

Index to Exhibits                                                             4

Signatures                                                                    5

                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.    OTHER EVENTS.

     On March 30, 1998, Template Software, Inc., through its wholly owned subsidiary Template Software Holding GmbH (collectively, the "Company"),
                                                               -------
completed its acquisition of Austrian-based Milestone Software Ges. mbH

("Milestone Austria").  In June 1997, the Company acquired a 44% interest in
  -----------------
Milestone Austria in connection with its acquisition of German-based Milestone Software GmbH.

     In connection with the completion of this acquisition, the Company paid $100,000 in cash and agreed to provide additional contingent consideration not to exceed $250,000 (which will be payable to the former Milestone Austria shareholders in shares of Common Stock upon the attainment of certain future profit objectives).

     The total consideration paid in the acquisition of Milestone Austria was the result of arm's-length negotiations between the parties and was funded with proceeds from the Company's initial public offering of Common Stock, consummated January 28, 1997.

     The foregoing information is qualified in its entirety by reference to the complete text of the acquisition documents filed as exhibits herewith.

                               INDEX TO EXHIBITS

(1)  Underwriting agreement

     Not Applicable.

(2)  Plan of acquisition, reorganization, arrangement, liquidation or succession

     Share Purchase Agreement between Template Software Holding GmbH and Christian Hofer, Irene Hofer and Michael Hofer, shareholders of Milestone Software Ges. mbH, dated March 27, 1998.

(4)  Instruments defining the rights of security holders, including indentures

     Not Applicable.

(16) Letter re change in certifying accountant

     Not Applicable.

(17) Letter re director resignation

     Not Applicable.

(20) Other documents or statements to security holders

     Not Applicable.

(23) Consents of experts and counsel

     Not Applicable.

(24) Power of attorney

     Not Applicable.

(27) Financial Data Schedule

     Not Applicable.

(99) Additional Exhibits

     None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 3, 1998                     TEMPLATE SOFTWARE, INC.



                                         By:  /s/ Kimberly E. Osgood
                                            ---------------------------
                                            Kimberly E. Osgood
                                            Chief Financial Officer

                           SHARE PURCHASE AGREEMENT
                           ------------------------

     THIS SHARE PURCHASE AGREEMENT (this "Agreement"), dated as of the 27/th/
                                          ---------
day of March, 1998, is entered into by and between Template Software Holding GmbH, a German limited liability company registered in the Commercial Register of the Local Court of Dusseldorf, Germany, under Registration No. HRB 34754, ("Template Holding"), a subsidiary of TEMPLATE SOFTWARE, INC., a Virginia
  ----------------
corporation ("Template") and CHRISTIAN HOFER, IRENE HOFER and MICHAEL HOFER
              --------
(individually, a "Seller" and collectively, the "Sellers"), shareholders of
                  ------                         -------
MILESTONE SOFTWARE Ges. mbH, a corporation organized under the laws of the Republic of Austria ("Milestone-AU").
                      ------------


                                   RECITALS
                                   --------

     A. Milestone-AU has a stated capital of ATS 500,000. Template Holding holds ten percent (10%) and Milestone Software GmbH, Neuss, Germany, holds thirty-four percent (34%) of the issued and outstanding equity interests of Milestone-AU. The remaining fifty-six percent (56%) is held by the Sellers in the following denominations: (i) Christian Hofer holds twenty five percent (25%); (ii) Irene Hofer holds twenty-five percent (25%), and (iii) Michael Hofer holds six percent (6%). The issued and outstanding equity interests of Milestone-AU held by the Sellers are referred to herein as the "Milestone-AU
                                                                ------------
Shares."
------
     B. In exchange for One Hundred Thousand U.S. Dollars (U.S. $100,000) (the "Cash Consideration"), Template Holding wishes to acquire the Milestone-AU
 ------------------
Shares and the Sellers have agreed to sell all of the Milestone-AU Shares to Template Holding.

     C. The parties intend for the acquisition of the Milestone-AU Shares by Template Holding to be effected upon the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     Section 1.1.  "Acquisition" shall mean the purchase of the Milestone-AU
                    -----------
Shares as contemplated by this Agreement and the Ancillary Agreements.

     Section 1.2.  "Agreement" shall mean this Share Purchase Agreement
                    ---------
together with the Exhibits and Schedules attached hereto, as amended from time to time in accordance with the terms hereof.

     Section 1.3.  "Ancillary Agreements" shall mean the Arbitration
                    --------------------
Agreement and the Service Agreement Addendum and the amendment to Mr. Michael Hofer's service agreement referred to in Section 5.6, together with the Exhibits and Schedules attached thereto, as amended from time to time in accordance with the terms hereof or thereof.

     Section 1.4.  "Arbitration Agreement"   shall mean the Arbitration
                    ---------------------
Agreement of even date herewith to be executed in the form attached hereto as Exhibit A.
---------

     Section 1.5  "Austrian GAAP" shall mean the generally accepted
                   -------------
accounting principles as in effect in Austria at the time of the preparation of the subject financial statement.

     Section 1.6  "Cash Consideration" shall have the meaning given such term in
                   ------------------
the Recitals above.

     Section 1.7.  "Certificate of Transfer" shall mean the Share Transfer
                    -----------------------
Agreement, a form of which is attached hereto as Exhibit B, pursuant to which
                                                 ---------
each Seller transfers the Milestone-AU Shares held by such Seller to Template Holding, as referred to in Article 2.2.
                           -----------

     Section 1.8  "Closing" shall mean the conference held at 10:00 a.m. local
                   -------
time, on the Closing Date, at the offices of Hengeler Mueller Weitzel Wirtz, counsel to Template Holding, in Dusseldorf, Germany or, by mutual agreement, by teleconference and by facsimile signature (with originals to follow by overnight mail), or at such other time and place as the parties may mutually agree in writing.

     Section 1.9  "Closing Date" shall mean March 30, 1998 or such other date as
                   ------------
shall be established by mutual agreement of the parties hereto.

     Section 1.5.  "Intangible Assets" shall mean the patents, copyrights, trade
                    -----------------
names, service marks, logos, slogans and promotional materials listed on
Schedule 3.16, and any registrations or applications for registration of any of
-------------
the same, together with associated good will.

     Section 1.6.  "Knowledge" as to any party hereto shall mean the actual
                    ---------
knowledge of such party (or its officers or directors) after due investigation.

     Section 1.7.  "Licenses" shall mean the licenses, permits, authorizations,
                    --------
qualifications, orders, franchises, certificates, consents and approvals issued to Milestone-AU by any governmental or regulatory agency or authority, including, without limitation, any of the foregoing issued or used in connection with the development, marketing and distribution of the products identified on Schedule 3.16 hereto.
                                           -------------

     Section 1.8.  "Material Adverse Effect" shall mean, with respect to any
                    -----------------------
Person, any event, fact, condition, occurrence or effect, which is materially and substantially adverse to the business, properties, assets, liabilities, capitalization, stockholders' equity, financial condition, operations, licenses or other franchises or results of operations of such Person, considered as a whole.

     Section 1.9.  "Material Agreements" shall mean all material written or
                    -------------------
unwritten contracts, agreements, licenses and leases to which Milestone-AU is a party or by which it is bound identified on Schedule 3.20.
                                            -------------

     Section 1.10.  "Milestone-AU" shall have the meaning given such term in the
                     ------------
Preamble above.

     Section 1.11.  "Milestone-AU Shares" shall have the meaning given such term
                     -------------------
in the Recitals above.

     Section 1.12.  "Person" shall mean and include an individual, a
                     ------
partnership, a joint venture, a corporation or trust, an unincorporated organization or other entity, a group or a government or other department or agency thereof.

     Section 1.13.  "Template Holding" shall have the meaning given such term in
                     ----------------
the Recitals above.

     Section 1.14.  "Seller(s)" shall have the meaning given such term in the
                     ---------
Preamble above.

     Section 1.15.  "Service Agreement Addendum" shall mean the addendum of even
                     --------------------------
date herewith to the service agreement between Milestone-AU and Christian Hofer, to be executed in the form attached hereto as Exhibit C.
                                              ---------

     Section 1.16.  "Software" shall have the meaning set forth in Section 3.16
                     --------                                      ------------
hereof.

     Section 1.17.  "Template" shall have the meaning given such term in the
                     --------
Preamble above.

     Section 1.18.  "Template Common Stock"  shall mean the common stock of
                     ---------------------
Template, par value $.01 per share.

     Section 1.19.  "U.S. GAAP" shall mean the generally accepted accounting
                     ---------
principles, as in effect in the United States of America at the time of the preparation of the subject financial statement.

                                   ARTICLE 2

                   AGREEMENT FOR PURCHASE AND SALE OF SHARES
                   -----------------------------------------

     Section 2.1.  Purchase and Sale of Milestone-AU Shares.  Pursuant to the
                   ----------------------------------------
terms and conditions of this Agreement, the Sellers hereby sell to Template Holding all of the following Milestone-AU Shares held by Sellers: (a) twenty five percent (25%) held by Christian Hofer; (b) twenty five percent (25%) held by Irene Hofer; and (c) six percent (6%) held by Michael Hofer. Such Milestone-AU Shares are sold with all rights and obligations pertaining thereto (including all dividend rights) with economic effect as of July 1, 1997, 0.00 hours.

     Section 2.2.  Certificate of Transfer.  The Sellers hereby transfer and
                   -----------------------
assign the Milestone-AU Shares to Template Holding in accordance with the Certificate of Transfer which is attached hereto as Exhibit B.
                                                    ---------

     Section 2.3.  Consideration.  In exchange for all of the Milestone-AU
                   -------------
Shares, Template Holding will deliver on the Closing Date: (i) to Christian Hofer, $44,642.85 by wire transfer of immediately available funds (representing Christian Hofer's share of the Cash Consideration); (ii) to Irene Hofer $44,642.85 by wire transfer of immediately available funds (representing Irene Hofer's share of the Cash Consideration); and (iii) to Michael Hofer $10,714.30 by wire transfer of immediately available funds (representing Michael Hofer's share of the Cash Consideration), provided that Mr. Christian Hofer's share of the Cash Consideration and a portion of Ms. Irene Hofer's share of the Cash Consideration shall be paid directly to the Company in order to repay a loan granted by the Company to Mr. Christian Hofer in the amount of ATS 596,511.77 (including accrued interest).

     Section 2.4.  Additional Actions.  If, at any time after Closing, Template
                   ------------------
Holding shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Template Holding its right, title or interest in, to or under any of the rights, properties or assets of Milestone-AU or otherwise carry out this Agreement, the Sellers hereby agree to execute and deliver, in the name and on behalf of Milestone-AU, the Sellers or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Milestone-AU, the Sellers or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Template Holding or otherwise to carry out this Agreement.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE SELLER
                 --------------------------------------------

     The Sellers hereby represent and warrant to Template Holding, jointly and severally, that the statements in the following paragraphs of this Article 3 are
                                                                   ---------
all true and correct.

     Section 3.1.  Organization.  Milestone-AU is a company duly organized and
                   ------------
validly existing under the laws of the Republic of Austria and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Milestone-AU is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

     Section 3.2.  Capitalization.   Immediately prior to the Closing, the
                   --------------
capitalization of the Milestone-AU will consist of the following:

        (a) Milestone-AU's entire equity capitalization is correctly described in Item A of the Recitals. All Milestone-AU Shares are owned by the Sellers as set forth in Item A of the Recitals.

        (b) All of the Milestone-AU Shares have been duly authorized and validly issued, are fully paid and nonassessable and are free of preemptive rights, and have not been repaid in full or in part. Since June 30, 1997, Milestone-AU has not declared or paid any dividend on, or declared or made any distribution with respect to the Milestone-AU Shares.

        (c)  There are no outstanding options, warrants, subscriptions or other rights to purchase or acquire any equity interest of Milestone-AU, and there are no contracts, commitments, understandings, arrangements or restrictions by which Milestone-AU is bound to sell or issue any equity interests or any such options, warrants or rights. The Sellers have waived their right of first refusal under Milestone-AU's Articles of Association and all other preemptive or similar rights, if any, in any shareholders' resolutions or agreements. Milestone-AU has delivered to Template Holding complete and correct copies of its Articles of Association, dated July 9, 1992 (the "Milestone-AU
                                                                ------------
Charter Documents"), currently in effect.
-----------------

        (d) All shares of Milestone-AU have been issued in full compliance with the registration and qualification requirements of all applicable securities laws of the Republic of Austria, including, without limitation, anti-fraud provisions.

        (e) The corporate status of Milestone-AU is duly reflected in the excerpt from the Commercial Register delivered by the Sellers to Template Holding. All facts with respect to Milestone-AU which must be registered in the Commercial Register under applicable law have been duly filed for registration and are reflected in such excerpt.

     Section 3.3.  Subsidiaries and Affiliates.  Milestone-AU does not own any
                   ---------------------------
stock or other equity securities or maintain any other type of ownership interest in any other corporation, partnership, joint venture or other business organization or entity.

     Section 3.4.  Authority Relative to this Agreement.
                   ------------------------------------

        (a) The execution, delivery and performance of this Agreement and of all of the other documents and instruments required hereby by the Sellers (including any applicable Ancillary Agreements) are within their power.

        (b) This Agreement and all of the other documents and instruments required hereby (including any applicable Ancillary Agreements) have been duly and validly executed and delivered by the Sellers and constitute valid and binding agreements of the Sellers, enforceable against the Sellers in accordance with their terms, except to the extent that the enforcement hereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law (the "Enforceability Exception").
                                          ------------------------

     Section 3.5.  Consents and Approvals; No Violations.
                   -------------------------------------

        (a) Except for any filings with the Commercial Registry, no filing or registration with, and no permit, authorization, consent or approval of, and no notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by the Seller or for the consummation by the Seller of the transactions contemplated by this Agreement.

        (b) Neither the execution, delivery and performance of this Agreement or the Ancillary Agreements nor the consummation of the transactions contemplated hereby or thereby by the Sellers will (a) conflict with or result in any breach of any provision of the Milestone-AU Charter Documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Sellers or Milestone-AU are a party or by which the Sellers or Milestone-AU or any of their respective properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Milestone-AU or the Sellers or any of their respective properties or assets.

        (c) Milestone-AU has obtained all requisite consents of third parties to the transactions contemplated by this Agreement, including any consent required by any Contract to a transfer of control of Milestone-AU.

     Section 3.6.  Financial Statements.  The financial statements of Milestone-
                   --------------------
AU (the "Milestone-AU Financial Statements") for the fiscal year ended June 30,
         ---------------------------------
1997 and the interim period ended February 28, 1998 (the "Balance Sheet Date"),
                                                          ------------------
including all notes thereto, are accurate in all material respects and, taken as a whole, fairly present the financial position and results of operations of Milestone-AU as of the dates thereof and for the periods then ended.

True and complete copies of the Milestone-AU Financial Statements have been delivered by the Seller to Template Holding. The Milestone-AU Financial Statements, for the period ended February 28, 1998, have been prepared in accordance with Austrian GAAP.

     Section 3.7.  Absence of Certain Events.
                   -------------------------

        (a) Since the Balance Sheet Date, Milestone-AU has not suffered any adverse change in its business, operations or financial condition which would have a Material Adverse Effect on Milestone-AU.

        (b) There has not been since the Balance Sheet Date: (i) any entry into any agreement or understanding between Milestone-AU on the one hand, and any of their respective executive officers or key employees on the other hand, providing for the employment of any such officer or key employee or any general or material increase outside the ordinary course of business in the compensation, severance or termination benefits payable or to become payable by Milestone-AU to any of their respective officers or key employees, or any increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the award of restricted stock) made to, for or with any such officer or key employee; (ii) any labor dispute which is or is expected to be material to Milestone-AU; (iii) any entry by Milestone-AU into any material commitment, agreement, license or transaction (including, without limitation, any borrowing or capital expenditure or sale of assets) other than in the ordinary and usual course of business; (iv) any change in the accounting methods of Milestone-AU; (v) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the properties or businesses of Milestone-AU; (vi) any agreement to do any of the foregoing; or
(vii) any change in the financial position or operations of Milestone-AU that would have a Material Adverse Effect.

     Section 3.8.  Litigation.  Except for collection matters in the ordinary
                   ----------
course of business, which are adequately reflected, in accordance with Austrian GAAP, in the Milestone-AU Financial Statements, there is no action, suit, proceeding or, investigation pending or, to the knowledge of the Sellers, threatened against or relating to Milestone-AU, at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality. Milestone-AU is not subject to any order, judgment or decree that would materially limit the ability of Milestone-AU to operate its business in the ordinary course.

     Section 3.9.  Employee Matters and Employee Benefit Plans.
                   -------------------------------------------

        (a) Sellers have delivered to Template Holding a true and complete list of all of the employees of Milestone-AU, each such employee's title or capacity in which employed, and such employee's annual salary or wages, and a complete list and summary of Milestone-AU's employee benefit plans including, without limitation, pension plans and any bonus compensation plans or policies. Milestone-AU is not a party to any collective bargaining agreement or agreement with a workers' council covering any of its employees.

        (b) Milestone-AU has complied in all respects with all applicable statutes, regulations and orders relating to employment, wages, hours, equal employment opportunity, collective bargaining, pension, welfare and benefit plans, safety, health and the payment of social security, unemployment, workers' compensation, disability and payment and withholding of taxes, and Milestone-AU is not in arrears with respect to any of such taxes.

     Section 3.10.  Tax Matters.
                    -----------

        (a) Neither Milestone-AU, nor any entity to whose liabilities Milestone-AU has succeeded, has filed or been included in a consolidated, unitary, or combined tax return with another person.

        (b)  Except as disclosed on Schedule 3.10 hereto: (a) Milestone-AU
                                        -------------
has filed all tax returns and reports required to have been filed by or for it;
(b) all material information set forth in such returns or reports is accurate and complete; (c) Milestone-AU has paid or made adequate provision for all taxes, additions to tax, penalties, and interest payable by Milestone-AU; (d) no unpaid tax deficiency has been asserted against or with respect to Milestone-AU by any taxing authority; (e) Milestone-AU has collected or withheld all amounts required to be collected or withheld by it for any taxes, and all such amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due; (f) Milestone-AU is in compliance with, and its records contain all information and documents necessary to comply with, all applicable information reporting and tax withholding requirements; (g) the balance sheets contained in the Milestone-AU Financial Statements fully and properly reflect, as of the dates thereof, the liabilities of Milestone-AU for all accrued taxes, additions to tax, penalties, and interest; (h) for periods ending after the date of the most recent Milestone-AU Financial Statements, the books and records of Milestone-AU fully and properly reflect its liability for all accrued taxes, additions to tax, penalties, and interest; and (i) Milestone-AU has not granted, nor is it subject to, any waiver of the period of limitations for the assessment of tax for any currently open taxable period.

        (c)  Schedule 3.10 describes all material tax elections, consents,
                 -------------
and agreements affecting Milestone-AU, and lists all types of taxes paid and tax returns filed by Milestone-AU.

     Section 3.11.  Real Property.    Milestone-AU owns no real property, nor
                    -------------
any interest therein.  Schedule 3.20 (Material Agreements) contains a true and
                       -------------
complete list of all real property leased by Milestone-AU (the "Real
                                                                ----
Property"),and all of the lease agreements pertaining thereto. True and complete copies of all such lease agreements have been delivered by the Seller to Template Holding. With respect to each such parcel of Real Property, except as set forth on Schedule 3.20, there are no pending or, to the Knowledge of the
                -------------
Sellers, threatened condemnation proceedings, lawsuits or administrative actions relating to the parcel or other matters affecting adversely the current use, occupancy or value thereof; there are no contracts for sale or leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel; and there are no parties (other than Milestone-AU) in possession of the parcel, other than tenants under any leases or subleases listed in Schedule
                                                                   --------
3.20, who are in possession of space to which they are entitled.
----

     Section 3.12.  Environmental Matters.  To the Knowledge of the Sellers
                    ---------------------
Milestone-AU has no material liability (actual, contingent or otherwise) under applicable environmental laws.

     Section 3.13.  Insurance.  Schedule 3.13 contains a true and complete list
                    ---------   -------------
of all insurance policies (by policy number and insurer) held by Milestone-AU relating to its business, properties and employees, including, without limitation, any (i) product liability insurance covering any Milestone-AU products; (ii) directors' and officers' liability insurance; (iii) errors and omissions insurance; and (iv) health, life or disability insurance covering its employees. All such insurance policies are in full force and effect and, to the Sellers' Knowledge, in such amounts and provide coverage that is reasonable and customary in light of the business, operations and properties of Milestone-AU. True and complete copies of all material insurance policies of Milestone-AU have been delivered by Sellers to Template Holding.

     Section 3.14.  Compliance with Laws. Milestone-AU is not in conflict with,
                    --------------------
or in default or violation of (i) any law, regulation, order, judgment or decree applicable to Milestone-AU or by which any of its properties are bound or affected, or (ii) any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or any other instrument or obligation to which Milestone-AU is a party or by which Milestone-AU, or any of its properties, is bound or affected, except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect on Milestone-AU.

     Section 3.15.  Absence of Undisclosed Liabilities.
                    ----------------------------------

        (a) Milestone-AU does not have any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, except liabilities, obligations or contingencies that are accrued or reserved against in the balance sheet of Milestone-AU included in the Milestone-AU Financial Statements or reflected in the notes thereto, or that were incurred after the date of such balance sheet in the ordinary course of business and consistent with past practices, and except for any such liabilities or obligations that, individually or in the aggregate, would not have a Material Adverse Effect on Milestone-AU.

        (b) No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with any transactions or securities offering by Milestone-AU, or investment advice received by Milestone-AU and all such amounts are properly reflected on the Milestone-AU Financial Statements.

     Section 3.16.  Intangible Assets.  Schedule 3.16 contains a true and
                    -----------------   -------------
complete list of all Intangible Assets and all agreements pursuant to which Milestone-AU licensed or authorized others to use such Intangible Assets. Except as set forth on Schedule 3.16, there are no claims, demands or
                       -------------
proceedings instituted, pending or, to the Knowledge of the Sellers, threatened by any third party pertaining to or challenging the rights of Milestone-AU to use any of the Intangible Assets owned, licensed or under development by Milestone-AU, there is no Intangible Asset owned by a third party that Milestone-AU is using without a license to do so, and Milestone-AU has not agreed to indemnify (other than in the ordinary course of business) any Person for or against the infringement of any Intangible Asset. Milestone-AU does not infringe, and has not infringed in the past, on any proprietary right of any Person. All registration and renewal fees with respect to any registered Intangible Asset have been duly and timely paid.

     Section 3.17.  Software.
                    --------

        (a)  Schedule 3.16 sets forth a true and complete list of all
                 -------------
computer software licensed by Milestone-AU and used in the operation of its business other than standard office software (the "Software").
                                                   --------

        (b) All of the Software and every severable component thereof performs in accordance with its applicable documentation and is free of material defects in programming and operation. Milestone-AU has delivered (or made available) to Template Holding complete and accurate copies of all user and technical documentation related to the Software.

        (c) No employee of Milestone-AU is, or is now expected to be, in default under any employment contract, agreement or arrangement relating to the Software or any noncompetition arrangement or restrictive covenant relating to the Software or its development or exploitation. The Software was developed exclusively by the employees of Milestone-AU during such time as they were employed by Milestone-AU. The Software does not include any inventions or developments of such employees made prior to the time that they became employees of Milestone-AU and the Software does not include any proprietary intellectual property of any previous employer of any such employees.

        (d) All right, title and interest in and to the Software is owned by Milestone-AU and the Software is free and clear of all liens, claims, charges, encumbrances and rights of others and is fully transferable to Template Holding, and no Person other than Milestone-AU has any right, title or interest in or to the Software, including, without limitation, any security interest, license, contingent interest or otherwise. The development, use, sale and exploitation of the Software by Milestone-AU does not violate any material rights of any other person, and Milestone-AU has not received any written communication alleging such a violation. Milestone-AU has no obligation to compensate any person for the development, use, sale or exploitation of the Software and Milestone-AU has not granted to any other person or entity any license, option or other right to develop, use, sell or exploit in any manner the Software, whether requiring the payment of royalties or not.

        (e)  Milestone-AU has kept secret the source code for, and other trade secret materials relating to, the Software and has not disclosed any of such source code or materials to any person or entity other than certain employees of Milestone-AU. Milestone-AU has taken all appropriate measures to protect the confidential and proprietary nature of the Software, including, without limitation, the use of confidentiality and intellectual property rights agreements with all of its employees having access to the Software source and object code. Except as set forth on Schedule 3.16, there have been no patents
                                    -------------
applied for and no copyrights registered for any part of the Software. Except as set forth in Schedule 3.16, there are no trademark rights of any person relating
             -------------
to the Software.

        (f) To the Knowledge of the Seller, (i) there are no uncorrected defects in the Software; and (ii) no person is using the Software in violation of any of the rights thereto of Milestone-AU.

     Section 3.18.  Title to Assets.  Seller has delivered to Template Holding a
                    ---------------
true and complete list of all machinery, computers, equipment, furniture and other tangible assets of Milestone-AU (the "Tangible Assets"), which are
                                            ---------------
material to its business as currently conducted. Milestone-AU has good and marketable title to the Tangible Assets, the Intangible Assets and the Software, free of any lien, security interest or encumbrance whatsoever. The Tangible Assets are in good operating condition, subject to ordinary wear and tear, and are suitable for their intended uses.

     Section 3.19.  Licenses.  Schedule 3.16 contains a true and complete list
                    --------   -------------
of all of the Licenses. All of the Licenses are validly issued and in full force and effect and are unimpaired by any act or omission of Milestone-AU, or any of its officers, directors or employees. Milestone-AU has fulfilled and performed all of its obligations with respect to the Licenses and has full power and authority to operate thereunder. The Licenses constitute all of the authorizations, licenses, permits and franchises of governmental, regulatory or administrative agencies required for Milestone-AU to conduct its business.

     Section 3.20.  Material Agreements.  Schedule 3.20 contains a true and
                    -------------------   -------------
complete list of all material written or unwritten contracts, agreements, licenses and leases to which Milestone-AU is a party or by which it is bound (the "Material Agreements"). The Seller has delivered true and complete copies
      -------------------
of the Material Agreements to Template Holding. Except as set forth on Schedule
                                                                       --------
3.20, neither Milestone-AU, nor to the Knowledge of the Sellers, any other party
----
thereto, is in default under the terms of any of the Material Agreements. Each of the Material Agreements is in full force and effect and is enforceable in accordance with its terms, subject to the Enforceability Exception.

     Section 3.21.  Disclosure.  All documents, schedules and exhibits delivered
                    ----------
or to be delivered by or on behalf of the Seller pursuant to this Agreement, are true, complete and accurate in all material respects and all such documents are authentic, valid, subsisting and binding on the parties subscribing thereto in accordance with their terms, except as otherwise specifically set forth herein or in any exhibit hereto. No representation or warranty by the Sellers to Template Holding contained in this Agreement, and no statement contained in the Schedules referred to in Article 3 hereto or any certificate furnished to
                         ---------
Template Holding pursuant to the provisions hereof, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein not misleading. To the Sellers' Knowledge, there are no facts not disclosed in this Agreement which may have a Materially Adverse Effect on Milestone-AU or its business or which Sellers, also taking into consideration Template Holding's specific business objectives, may reasonably be expected to disclose.

     Section 3.22.  Purchase for Own Account.  The Exchange Shares to be
                    ------------------------
received by the Sellers hereunder will be acquired for investment for each Seller's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and the Sellers have no present intention of selling, granting any participation in, or otherwise distributing the same.

     Section 3.23.  Regulation S Representation.  The Sellers hereby certify
                    ---------------------------
that they are not U.S. persons (as defined in Regulation S of the 1933 Act) and that any transfer or resale of the Exchange Shares will be in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act or pursuant to an available exemption therefrom.

     Section 3.24.  Disclosure of Information.  The Sellers have received or
                    -------------------------
have had full access to all the information they consider necessary or appropriate to make an informed investment decision with respect to the Exchange Shares. The Sellers further have had an opportunity to ask questions and receive answers from Template regarding the terms and conditions of the offering of the Exchange Shares and to obtain additional information (to the extent Template possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Sellers or to which the Sellers had access.

     Section 3.25.  Investment Experience.  The Sellers understand that the
                    ---------------------
acquisition of the Exchange Shares involves substantial risk. The Sellers have experience as investors in securities and acknowledge that they are able to fend for themselves, can bear the economic risk of their acquisition of the Exchange Shares and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of this acquisition of the Exchange Shares and protecting their own interests in connection with this acquisition.

     Section 3.26.  Restricted Securities.  The Sellers understand that the
                    ---------------------
Exchange Shares are characterized as "restricted securities" under the Securities Act of 1933 (the "1933 Act") inasmuch as they are being acquired from
                             --------
Template in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Sellers represent that they are familiar with Regulation S and Rule 144 of the 1933 Act ("Rule 144"), as presently in effect, and
                                  --------
understand such resale limitations imposed thereby and by the 1933 Act. The Sellers understand that Template is under no obligation to register any of the securities issued hereunder.

     Section 3.27.  Further Limitations on Disposition.  Without in any way
                    ----------------------------------
limiting the representations set forth above, the Sellers further agree not to make any disposition of all or any portion of the Exchange Shares unless and until:

        (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

        (b) (i) the Sellers shall have notified Template of the proposed disposition and shall have furnished Template with a statement of the circumstances surrounding the proposed disposition, and (ii) the Sellers shall have furnished Template, at the expense of such Seller or his transferee, with an opinion of counsel, reasonably satisfactory to Template, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required by Template for the transfer by gift, will or intestate succession by the Sellers to their spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to
--------
be subject to the terms of this Section 3.27 to the same extent as if the
                                ------------
transferee were the Seller.

     Section 3.28.  Legends.  It is understood that the instruments and
                    -------
certificates evidencing the Exchange Shares will bear the legends set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE

SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND ANY TRANSFER OR RESALE IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by Template from any certificate or instrument evidencing the Exchange Shares upon delivery to Template of an opinion by counsel, reasonably satisfactory to Template, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Template issued the Exchange Shares.

     Section 3.29.  Sellers' Debt. Milestone-AU has neither granted any loan to,
                    --------------
nor guaranteed or provided any security or consideration for any debt of, the Sellers or any third party affiliated with or related to them, except for a loan in the amount of ATS 596,511.77 (including accrued interest) owed by Mr. Christian Hofer to the Company.


                                   ARTICLE 4

              REPRESENTATIONS AND WARRANTIES OF TEMPLATE HOLDING
              --------------------------------------------------

  Template Holding hereby represents and warrants to the Sellers as set forth in this Article 4.
     ---------

     Section 4.1.  Organization.  Template Holding is a limited liability
                   ------------
company duly organized and validly existing under the laws of the Federal Republic of Germany, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     Section 4.2.  Authority Relative to this Agreement.  The execution,
                   ------------------------------------
delivery and performance of this Agreement and of all of the documents and instruments required hereby (including all applicable Ancillary Agreements) are within the corporate power of Template Holding. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Template Holding and no other corporate proceedings on the part of Template Holding are necessary to authorize this Agreement or to consummate the transactions contemplated herein. This Agreement and all of the other documents and instruments required hereby (including all applicable Ancillary Agreements) have been validly executed and delivered by Template Holding and constitute valid and binding agreements of Template Holding enforceable against Template Holding in accordance with their terms, subject to the Enforceability Exception.

     Section 4.3.  Consents and Approvals; No Violations.
                   -------------------------------------

        (a) No filing or registration with, and no permit, authorization, consent or approval of, and notice to any public body or authority is necessary or required in connection with the execution and delivery of this Agreement by Template Holding or for the consummation by Template Holding of the transactions contemplated by this Agreement.

        (b) Except for the consent of Template's senior lender, which consent has been obtained, neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby by Template Holding will (a) conflict with or result in any breach of any provision of the Articles of Association of Template Holding; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Template Holding is a party or by which Template Holding or any of its properties or assets may be bound; or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Template Holding or any of its properties or assets except, in the case of subsection (b) and (c) above, for violations, breaches or defaults that would not in the aggregate have a Material Adverse Effect on the business, operations or financial condition of Template Holding and that will not prevent or delay the transactions contemplated hereby.

                                   ARTICLE 5

                      COVENANTS; CONCURRENT DELIVERABLES
                      ----------------------------------

     Section 5.1.  Public Announcements.  Template Holding and the Sellers will
                   --------------------
consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation or as to which the other party reasonably objects, except as may be required by law.

     Section 5.2.  Securities Exemptions.  The offer and issuance of the
                   ---------------------
Exchange Shares to the Sellers pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all other applicable state securities laws.

     Section 5.3.  GAAP.    All future accounts of Milestone-AU shall be
                   ----
prepared and audited in accordance with US-GAAP.

     Section 5.4  Arbitration Agreement.  Contemporaneously with the execution
                  ---------------------
and delivery hereof, the Arbitration Agreement has been executed and delivered.

     Section 5.5.  Certificate of Transfer.  Contemporaneously with the
                   -----------------------
execution and delivery hereof, the Sellers have executed and delivered to Template Holding the Certificate of Transfer.

     Section 5.6.  Service Agreements.  Immediately after the execution and
                   ------------------
delivery hereof, the Service Agreement Addendum between Milestone-AU and Christian Hofer will be duly executed and delivered and the service agreement between Milestone-AU and Michael Hofer will be amended so as to reflect the principles set forth in Exhibit D. Furthermore, the parties hereto shall use all
                        ---------
reasonable efforts that the service agreement between Milestone-AU and Alois Kaiser, a "Prokurist" of Milestone-AU, will be amended so as to reflect the principles set forth in Exhibit D.
                        ---------

     Section 5.7.  Best Efforts.  Subject to the terms and conditions herein
                   ------------
provided and, with respect to Template Holding and the Sellers, subject to any fiduciary obligations under applicable law as advised in writing by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

     Section 5.8.  Earn-Out.
                   --------

        (a)  Earn-Out.  If Milestone-AU achieves the following performance
             --------
goals in calendar year 1998 (as determined under US GAAP by Coopers & Lybrand L.L.P. or any other certified public accountant of the Template group and shown in a report prepared by it and delivered to Template Software and each of the Sellers), the Sellers shall be eligible for an earn-out in accordance with the following schedule:

                (i) If Milestone-AU achieves sales revenues for the period between March 1, 1998 and November 30 or December 31, 1998 (at the discretion of Template Holding) of at least ATS 16,400,000 (November 30) or ATS 18,225,000 (December 31), as the case may be, and

                (ii) If Milestone-AU achieves net profit after tax for the afore-mentioned period of at least 11.10% of sales, then, the Sellers shall be eligible for a pro rata distribution (equal to their ownership interest of Milestone-AU) of an earn-out of US-$ 122,702 plus US-$ 0.0198 per ATS 1 of sales
                                             ----
in excess of the sales revenues set forth in subpargraph (i) above (ATS 16,400,000 or ATS 18,225,000, as the case may be), not to exceed US-$ 250,000 in the aggregate. The earn-out shall, however, not be paid in cash but delivered in the form of Template Common Stock ("Exchange Shares"). The value of the Template
                                    ---------------
Common Stock shall be determined by taking the average of the closing price per share of the Template Common Stock, as reported by the Nasdaq Stock Market, Inc., on the four days preceding November 30, 1998 or December 31, 1998, as the case may be.

                                   ARTICLE 6

                                INDEMNIFICATION
                                ---------------

     Section 6.1.  Template Holding's Right to Indemnification.  Subject to the
                   -------------------------------------------
other provisions of this Article 6, the Sellers undertake and agree to indemnify
                         ---------
and hold Template Holding harmless from and against any and all of Template Holding's Damages arising by virtue of a breach of the Sellers' representations, warranties or covenants hereunder. The Seller's indemnification obligations under this Section 6.1 shall extend to Template Holding's officers, directors,
           -----------
shareholders, partners, employees, and agents ("Template Holding's
                                                ------------------
Indemnitees").  "Template Holding's Damages" means all losses, liabilities,
                 --------------------------
obligations, acts, suits, proceedings, claims, demands, assessments, adjustments, interest, penalties, costs, expenses (including, without limitation, reasonable fees and disbursements of counsel and other experts, including reasonable costs and expenses incurred in investigation) damages and damage awards against Template Holding or Template Holding's Indemnitees, whether suit is instituted or not and, if instituted, whether at any trial or appellate level, with respect to any and all of the matters set forth in this Section.
-------

     Section 6.2.  Sellers' Right to Indemnification.  Subject to the other
                   ---------------------------------
provisions of this Article 6, Template Holding undertakes and agrees to
                   ---------
indemnify and hold Sellers harmless from and against any and all of Sellers' Damages arising by virtue of a breach of Template Holding's representations, warranties or covenants hereunder. Template Holding's indemnification obligations under this Section shall extend to each of the Sellers' and their
                       -------
agents ("Sellers' Indemnitees", and together with Template Holding's
         --------------------
Indemnitees, Template Holding and Sellers, the "Indemnitees").  "Sellers'
                                                -----------      --------
Damages" means all losses, liabilities, obligations, acts, suits, proceedings,
-------
claims, demands, assessments, adjustments, interest, penalties, costs, expenses (including, without limitation, reasonable fees and disbursements of counsel and other experts, including reasonable costs and expenses incurred in investigation), damages, and damage awards against either Sellers or Sellers' Indemnitees, whether an arbitration proceeding is instituted or not and, if instituted, whether at any arbitration proceeding, with respect to any and all of the specific matters set forth in this indemnity.

     Section 6.3.  Survival of Representations and Warranties.  The
                   ------------------------------------------
representations and warranties made herein shall survive beyond the Closing Date for a period of three (3) years, unless a current and existing statute or law provides for a longer period in which case the claim will survive for the duration of the period as specified in the statute or law. In any case, no claim shall survive more than five (5) years.

     Section 6.4.  Notice of Claims.  Any Indemnitee seeking indemnification
                   ----------------
hereunder (the "Indemnified Party") shall promptly give to the party obligated
                -----------------
to provide indemnification to such Indemnified Party (the "Indemnitor") a
                                                           ----------
written notice (a "Claim Notice") describing in
                   ------------
reasonable detail the facts giving rise to any claims for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim; provided, that a Claim
                                                       --------
Notice in respect of any action or suit by or against a third person as to which indemnification will be sought shall be given as soon as practicable after the action or suit is commenced; and provided further, that failure to give such
                                 ----------------
notice shall not relieve the Indemnitor of its obligations hereunder, except to the extent it shall have been materially prejudiced by such failure.

     Section 6.5.  Time Limitation.  In the event a Claim Notice is given within
                   ---------------
the period set forth in Section 6.4, the right to indemnification with respect
                        -----------
thereto shall survive the applicable survival period until such claim is finally resolved and any obligations thereto are fully satisfied. Any investigation by or on behalf of any party hereto shall not constitute a waiver as to enforcement of any representation, warranty, covenant or agreement contained herein.

     Section 6.6.  Right of Setoff.  With respect to the breach of any
                   ---------------
representation, warranty or covenant hereunder, Template Holding shall have a right of setoff against consideration owed to the Sellers under Section 5.8
                                                                -----------
hereof. Before exercising this right of setoff, Template Holding shall provide written notice of its intent to exercise such right (the "Setoff Notice") to the
                                                          -------------
Sellers. Upon receipt of the Setoff Notice by the Sellers, if Sellers object in writing to such setoff, Template Holding and the Sellers shall attempt to resolve the matter in good faith. If no resolution has been agreed upon by the parties within thirty (30) days of the date of the Setoff Notice, Template Holding may (i) deduct such disputed consideration from the consideration due to the Sellers, (ii) place such disputed consideration in escrow with a commercial bank, and (iii) deliver the nondisputed consideration to the Sellers. Such disputed consideration shall remain in escrow until the matter has been resolved, either by agreement of the parties or by a final order of a court of competent jurisdiction.

                                   ARTICLE 7

                                 MISCELLANEOUS
                                 -------------

     Section 7.1.  Entire Agreement; Assignment. This Agreement (a) constitutes
                   ----------------------------
the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise; provided, however, that Template Holding may assign its rights and obligations
--------  -------
under this Agreement to any direct or indirect affiliate or subsidiary of Template Holding.

     Section 7.2.  Notices.  All notices, requests, claims, demands and other
                   -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

  if to Template Holding:

               c/o Template Software, Inc.
               45365 Vintage Park Plaza
               Dulles, Virginia  20166
               Telecopier:  (703) 318-8325
               Attention:  Mr. E. Linwood Pearce
                           Chief Executive Officer

  with a copy to:

               Hunton & Williams
               1751 Pinnacle Drive, Suite 1700
               McLean, Virginia  22102
               Telecopier:  (703) 714-7410
               Attention:  Joseph W. Conroy, Esquire

     if to the Sellers, then at the address indicated for such Seller herein or to such other address or telecopier number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 7.3.  Governing Law; Arbitration.  This Agreement and the
                   --------------------------
transactions contemplated hereby will be governed by the laws of the Commonwealth of Virginia, U.S.A. except for matters relating to the corporate existence and governance of Milestone-AU and the taxation of the Seller which will be governed by Austrian law. All disputes between the parties shall be resolved pursuant to the Arbitration Agreement.

     Section 7.4.  Descriptive Headings.  The descriptive headings herein are
                   --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 7.5.  No Finder's Fees.  Each party represents that it neither is
                   ----------------
nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Sellers agree to indemnify and to hold harmless Template Holding from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Sellers or any of their representatives are responsible. Template Holding agrees to indemnify and hold harmless the Sellers from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which Template Holding or any of its officers, employees or representatives is responsible.

     Section 7.6.  Parties of Interest.  This Agreement shall be binding upon
                   -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 7.7  Specific Performance.  The parties hereto agree that
                  --------------------
irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 7.8  Severability.  If any term or other provision of this
                  ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 7.9.  Expenses.  Each party shall bear the burden of its own
                   --------
expenses (including without limitation legal and accounting expenses) in connection with the transactions contemplated by this Agreement. Any public
notarial fees as well as the Austrian transfer taxes   ("Borsenumsatzsteuer")
shall be borne by Template Holding.


                           [SIGNATURE PAGE FOLLOWS]

                                   EXHIBITS
                                   --------


  Exhibit A          Form of Arbitration Agreement
  Exhibit B          Form of Certificate of Transfer
  Exhibit C          Form of Service Agreement Addendum for Mr. Christian Hofer
  Exhibit D          Principles Governing Amendments to Service Agreements of
  Mr. Kaiser         and Mr. Michael Hofer


                            MILESTONE-AU SCHEDULES
                            ----------------------

  Schedule 3.10             Tax Matters
  Schedule 3.13             Insurance
  Schedule 3.16             Intangible Assets, Software, Licences
  Schedule 3.20             Material Agreements



Diese Urkunde nebst Anlagen wurde den Erschienenen vom Notar vorgelesen, von den Erschienenen genehmigt und von ihnen und dem Notar wie folgt eigenhandig unterschrieben: